Exhibit 99.1

Potbelly Corporation Announces Additions to its Board of Directors

Potbelly brings extensive financial, capital markets and restaurant experience to its Board of Directors with the addition of David Pearson and Jill Sutton

CHICAGO, April 1, 2022 – Potbelly Corporation (NASDAQ: PBPB) (“Potbelly” or the “Company”), the iconic neighborhood sandwich shop, today announced the addition of two new members to its Board of Directors: David Pearson, former Chief Financial Officer of Vonage and seasoned investment banker; and Jill Sutton, former Chief Legal Officer and General Counsel of United Natural Foods, Inc. Mr. Pearson, who currently serves on the Audit Committee of both Lee Enterprises and Magnite, will also join as a member of the Audit Committee. Ms. Sutton will serve on the Compensation and Nominating and Corporate Governance Committees of the Board. The addition of Mr. Pearson and Ms. Sutton will temporarily expand the Board to 11 directors until the Company’s annual meeting of stockholders on May 19, 2022, at which time Marla Gottschalk and Ben Rosenzweig will not be standing for election.

“We are extremely excited to bring Dave and Jill’s leadership and expertise to our Board as we start to execute against our new three-year Strategic Growth Goals,” said Bob Wright, President and CEO of Potbelly Corporation. “Dave brings prodigious experience in controls and financial reporting as well as capital markets, and strategic growth to Potbelly’s board. Jill has tremendous experience in the Consumer Goods and Restaurant sectors, where she’s served in legal and business leadership roles with brand name companies, including tenures with Tim Hortons, Wendy’s and, most recently, United Natural Foods, Inc.”

Mr. Pearson stated, “Potbelly’s nationally recognized brand, turnaround success, and recent pivot to growth makes it an extremely exciting time in the Company’s history. Potbelly has set an aggressive plan to expand across the country, and I look forward to serving on the Board of Directors to support the Company as it executes against its three-year strategic goals.”

Ms. Sutton stated, “I am pleased to join Potbelly’s board and look forward to working with the team to bring the great Potbelly brand to new markets over the next several years. Bob and the refreshed management team have developed a clear vision and a transformational strategic plan to unlock the brand’s potential. I look forward to contributing to the Company’s continued success.”

Mr. Wright concluded, “We also want to thank Marla and Ben for their years of dedicated service to Potbelly and its Board. Most recently, Marla and Ben supported and helped guide the Company though the challenging pandemic-impacted period, its subsequent turnaround, as well as its first steps towards national expansion. I’d like to offer my personal gratitude for their active engagement and wise counsel during my first years with the company. The Board of Directors, my management team and I wish them great success and will long appreciate their positive impact.”

Dave Pearson is currently serving as a board member for Lee Enterprises and Magnite, both of which operate within the advertising industry. Prior to his retirement, Dave was the Chief Financial Officer of Vonage, where he was responsible for managing the Finance, Corporate Development, and Investor Relations departments. Preceding Vonage, Dave served for over nine years as the Managing Director of the Global Media & Telecom Group within Deutsche Bank’s investment banking services. Additionally, he spent nine years at Goldman Sachs holding three different positions within the Technology, Media & Telecom investment banking practice, most recently as Managing Director. Dave received his M.B.A. from Harvard Business School and an A.B. in Political Science and Organizational Behavior from Brown University.

Jill Sutton most recently served as Chief Legal Officer and General Counsel of United Natural Foods, Inc., a publicly traded food distributor. Prior to United Natural Foods, she served as Deputy General Counsel of General Motors Company. During her professional career, Jill worked for Tim Hortons from 2006 to 2015, where she held various roles, including Executive Vice President and General Counsel. Prior to Tim Hortons, Jill served as Corporate Counsel for Wendy’s Co. for two years. Jill holds multiple degrees from The Ohio State University, including a J.D. and Masters Degree in Health Administration.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the composition of our board of directors, our future operating results and financial position, our profitability, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to effectively manage our growth; general economic conditions; our ability to successfully implement our business strategy; the success of our initiatives to increase sales and traffic; changes in commodity, energy and other costs; our ability to attract and retain management and employees; consumer reaction to industry-related public health issues and perceptions of food safety; reputational and brand issues; price and availability of commodities; consumer confidence and spending patterns; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; the effects of increased competition in our markets and our ability to compete effectively; and those risks and uncertainties described in the section “Risk Factors” of our most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q or other subsequent filings, all of which are available on our website at www.potbelly.com and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law.

About Potbelly

Potbelly Corporation is a neighborhood sandwich concept that has been feeding customers’ smiles with warm, toasty sandwiches, signature salads, hand-dipped shakes and other fresh menu items, customized just the way customers want them, for more than 40 years. Potbelly promises Fresh, Fast & Friendly service in an environment that reflects the local neighborhood. Since opening its first shop in Chicago in 1977, Potbelly has expanded to neighborhoods across the country—with approximately 400 company-owned shops in the United States. Additionally, Potbelly franchisees operate over 40 shops in the United States. For more information, please visit our website at www.potbelly.com.

Investor Relations Contact

Lisa Fortuna or Ashley Gruenberg

Alpha IR Group

312-445-2870

PBPB@alpha-ir.com